EX-31

                                 CERTIFICATIONS

         I, Howard R. Knapp, certify that:

         1. I have reviewed this quarterly report on Form 10-QSB of Surety Holdings Corp. and Subsidiaries;

         2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the periods covered by this quarterly report;

         3. Based on my knowledge, the condensed consolidated financial statements, and other financial information included in this quarterly report, fairly present in all material respects the consolidated financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

         4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures  (as  defined  in  Exchange  Act Rules  13a-15  (e) and
              15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

              (a) Designed such disclosure  controls and  procedures,  or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

              (b) Designed such internal  control over financial  reporting,  or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

              (c) Evaluated the  effectiveness  of the  registrant's  disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this quarterly report based on such evaluation; and

              (d) Disclosed  in  this  report  any  change  in the  registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

         5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors:

              (a) All significant  deficiencies  and material  weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

              (b) Any fraud,  whether or not material,  that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

         Dated: May 14, 2004

                                           By:   /s/ Howard R. Knapp
                                           -------------------------
                                           Howard R. Knapp
                                           President and Chief Executive Officer

                                 CERTIFICATIONS

         I, Linda O'Donnell, certify that:

         1. I have reviewed this quarterly report on Form 10-QSB of Surety Holdings Corp. and Subsidiaries;

         2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the periods covered by this quarterly report;

         3. Based on my knowledge, the condensed consolidated financial statements, and other financial information included in this quarterly report, fairly present in all material respects the consolidated financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

         4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures  (as  defined  in  Exchange  Act Rules  13a-15  (e) and
              15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

              (e) Designed such disclosure  controls and  procedures,  or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

              (f) Designed such internal  control over financial  reporting,  or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

              (g) Evaluated the  effectiveness  of the  registrant's  disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this quarterly report based on such evaluation; and

              (h) Disclosed  in  this  report  any  change  in the  registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

         5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors:

              (a) All significant  deficiencies  and material  weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

              (b) Any fraud,  whether or not material,  that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

         Dated: May 14, 2004

                                            By:   /s/ Linda O'Donnell
                                            -------------------------
                                            Linda O'Donnell
                                            Chief Financial Officer